UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                 June 2, 1999 (Date of earliest event reported)

                          GUM TECH INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)



            UTAH                     0-27646                    87-0482806
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


                 246 East Watkins Street, Phoenix, Arizona 85004
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (602)252-1617

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     On June 2, 1999, the Company issued 2,000 shares of its Series A Convertible Preferred Stock and $4,000,000 in aggregate principal amount of its 8% Senior Secured Redeemable Notes and granted Warrants representing the right to receive 300,000 shares of its common stock in a private placement to institutional investors. The Company estimates the net proceeds of the offering, after expenses, to be approximately $5,571,000. The Series A Convertible Preferred Stock is subject to the terms and conditions of the Certificate of Designation attached hereto as Exhibit 3.1. The Warrants are subject to the terms and conditions of the form of Warrant attached hereto as Exhibit 4.1. Pursuant to a Registration Rights Agreement attached as Exhibit 4.2, the Company has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of Common Stock issuable pursuant to the terms of the Series A Preferred Stock, the 8% Senior Secured Redeemable Notes and the Warrants. The terms of the private placement are more fully set forth in the Securities Purchase Agreement attached hereto as
Exhibit 10.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits

EXHIBIT
NUMBER                             DESCRIPTION

3.1    Certificate  of   Designations,   Preferences  and  Rights  of  Series  A
       Convertible Preferred Stock of Gum Tech International, Inc. dated June 2, 1999

4.1 Form of Warrant granted to Fisher Capital Ltd. and Wingate Capital Ltd. on June 2, 1999

4.2 Registration Rights Agreement by and between Gum Tech International, Inc., Fisher Capital Ltd., and Wingate Capital Ltd. and dated June 2, 1999

10.1 Securities Purchase Agreement by and between Gum Tech International, Inc., Fisher Capital Ltd., and Wingate Capital Ltd. and dated June 2, 1999

99.1 Gum Tech International, Inc. Press Release dated June 2, 1999 titled "Gum Tech Completes $6 Million Financing with Citadel Investment Group"


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GUM TECH INTERNATIONAL, INC.
                                                   (Registrant)



                                           By /s/ William J. Hemelt
                                              -----------------------------
                                                     (Signature)

                                           William J. Hemelt
                                           Secretary and Chief Financial Officer

Date   June 2, 1999

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
                                  EXHIBIT INDEX


EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------

3.1    Certificate  of   Designations,   Preferences  and  Rights  of  Series  A
       Convertible Preferred Stock of Gum Tech International, Inc. dated June 2, 1999

4.1 Form of Warrant granted to Fisher Capital Ltd. and Wingate Capital Ltd. on June 2, 1999

4.2 Registration Rights Agreement by and between Gum Tech International, Inc., Fisher Capital Ltd., and Wingate Capital Ltd. and dated June 2, 1999

10.1 Securities Purchase Agreement by and between Gum Tech International, Inc., Fisher Capital Ltd., and Wingate Capital Ltd. and dated June 2, 1999

99.1 Gum Tech International, Inc. Press Release dated June 2, 1999 titled "Gum Tech Completes $6 Million Financing with Citadel Investment Group"

                                        3